Exhibit 10.13

Investor Name:	___________________

State of Domicile:	___________________

Investment Amount:	___________________

ADIAL PHARMACEUTICALS, LLC

SUBSCRIPTION AGREEMENT

TO THE OFFERING OF

CLASS B UNITS

INSTRUCTIONS: IN ORDER TO PURCHASE NOTES OF ADIAL, LLC, YOU MUST COMPLETE THIS SUBSCRIPTION AGREEMENT BY FILLING IN THE REQUESTED INFORMATION, CHECKING THE APPROPRIATE BOXES, AND SIGNING AND RETURNING THE APPROPRIATE DOCUMENTS TO THE COMPANY.

ADIAL PHARMACEUTICALS, L.L.C.

SUBSCRIPTION AGREEMENT

THE SECURITIES OF ADIAL PHARMACEUTICALS, L.L.C. TO BE OFFERED IN THIS OFFERING HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), BUT ARE BEING OFFERED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

Instructions

Upon tender of this Subscription Agreement to ADial Pharmaceuticals, L.L.C. (the “Company”), this Subscription Agreement shall constitute an irrevocable subscription by the undersigned (the “Investor”) for a membership interest in the form of Units (defined in Section 2.a below).

Please read this Subscription Agreement carefully and deliver this fully completed and executed Subscription Agreement by sending a scan of the document to wstilley@adialpharma.com.

or

by sending the original by mail to	ADial Pharmaceuticals, LLC

204 East High Street

Charlottesville, VA 22902

If you have any questions, please contact Mr. Stilley at (434) 422-9803. Your payment for the Aggregate Subscription Amount, as reflected in Section 13 shall be due to the Company within 10 business days of the receipt of a notice of acceptance from the Company.

Each Investor, if more than one is required because of type of ownership, must execute this Subscription Agreement.

Subscription

1.	Receipt and Review of the Offering Summary Documents. The undersigned acknowledges that he has been furnished with and has carefully read the Second Amended & Restated Operating Agreement Of Adial Pharmaceuticals, L.L.C. dated February 3, 2014, (the “Operating Agreement”), the Company’s presentation, and the Company’s Q4-2016 and Q1-2017 quarterly update letters, which include audited financial statements for the years ended December 31, 2015 and 2016, (the “Information”). The undersigned is aware that:

a.	The Company has a modest operating history, and there is no assurance that the Company’s operations will be profitable;

b.	There are substantial risks incident to the ownership of the Units, and such an investment is speculative and involves a high degree of risk of loss by the undersigned of his entire investment in the Company; and

c.	No federal or state agency has passed upon the Units or made any finding or determination concerning the fairness of this investment, and the Information may not have been filed with or reviewed by state securities administrators because of the limited nature of the offering.

2.	Subscription.

a.	Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for and agrees to purchase Class B membership units (as defined in the Operating Agreement) in the Company (“Units”), at a Per Unit Purchase Price set forth in Section 13 below in the Aggregate Subscription Amount set forth in Section 13 below.

b.	An irrevocable offer to subscribe for the Units shall be deemed to be made only upon tender to the Company of the following:

(i)	this Subscription Agreement completed and executed by each Investor intending to own the Units subscribed for hereby;

(ii)	a completed and signed Member Signature Page to the Operating Agreement;

(iii)	a completed and signed IRS Form W-9; and

(iv)	any other information or documents that may be required by the Company to verify the accuracy of any statement or representation made herein.

3.	Acceptance by Company. The undersigned further agrees that this subscription is and shall be irrevocable. The undersigned understands that the Company will notify the undersigned whether his investment has been accepted and upon receipt of the notice of acceptance from the Company, the undersigned agrees that he/she will pay in full the Aggregate Subscription Amount within 10 business days.

The Company reserves the right in its sole discretion to reject any subscription in its entirety or, in the alternative, to allocate to any prospective Investor a smaller amount of Units than he or she has subscribed to purchase. For clarity, the Company shall have the right to reduce, on a pro rata basis, or by lot, or by rejecting those subscriptions that were received last, or by any other means determined at the sole discretion of the Company, the amount of the Units to which the undersigned subscriber has subscribed. Furthermore, the Company shall not be required to accept subscriptions in the order received.

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4.	Acknowledgments of the Investor. The undersigned acknowledges that the Company cannot guarantee that a new partnering transaction (including, without limitation, an option agreement for such a partnering transaction) with a drug development collaborator, with terms and conditions acceptable to the Company, will be consummated; that the Company or all or some of its assets will be acquired; that any of its products will be commercially viable or successful, or that the additional financing needed to develop and commercialize the Companies assets will materialize.

5.	Limitation on Transfer of the Units. The undersigned understands that an investment in the Company is an illiquid investment. In particular, the undersigned recognizes and agrees that:

a.	Due to restrictions more fully described below, and the lack of any market existing or to exist for the Units, investment in the Company will be illiquid.

b.	The undersigned must bear the economic risk of investment in the Company for an indefinite period of time since the Units have not been registered under the Securities Act or under the securities laws of any other jurisdictions. Therefore, the Units cannot be offered, sold, transferred, pledged or hypothecated to any person unless such transfer is in full compliance with all applicable federal laws or the securities laws of any other applicable jurisdictions. The Company is not obligated to register the Units under the Securities Act or the securities laws of any other jurisdictions.

c.	The Units will bear a restrictive legend prohibiting transfers thereof except in compliance with applicable federal and state securities laws and will not be transferred of record except in compliance therewith. The Company may require that the proposed transferor provide the Company with an opinion of counsel satisfactory to the Company that such transfer complies with applicable federal and state securities laws. Stop transfer instructions will be issued to the Company’s transfer agent, if any, with respect to the Units or, if the Company acts as its own transfer agent, the Company will make a notation on its records concerning these restrictions on transfer.

6.	Representations of the Investor. The undersigned hereby represents and warrants to the Company that:

a.	The address set forth herein is his true and correct address, and he has no present intention of becoming a resident of any other state or jurisdiction.

b.	The undersigned is aware that any projections and estimates that may be included in the Information are subject to numerous factors beyond the Company’s control and are based on assumptions that may not prove correct. The undersigned understands that any projections and estimates in the Information are for purposes of illustration only and that there can be no assurance that actual results will correspond with the results contemplated in such projections and estimates.

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c.	The undersigned has been furnished with the Information and has been given ample opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this investment and to obtain additional information necessary to verify the accuracy of the information set forth in the Information. The undersigned has not received or been furnished with any information, statement or representation, oral or written, which varies in any material way from the information presented and statements made in the Information.

d.	The undersigned is acquiring the Units for which he hereby subscribes as an investment for his own account, as principal, and without any intention of reselling or distributing all or any part of them, and he has no present intention, agreement or arrangement to divide his participation with others or to resell, assign, transfer or otherwise dispose of the Units unless and until the Units are registered or an exemption from such registration is available under federal securities laws or the securities laws of any other jurisdictions.

e.	The undersigned has adequate net worth and means of providing for his current and potential future needs and personal contingencies to sustain a complete loss of his investment in the Company and has no need for liquidity in his investment. The undersigned’s overall commitments to investments that are not readily marketable are not disproportionate to his net worth, and his investment in the Units will not cause such overall commitments to become excessive. The undersigned has carefully evaluated the financial risk associated with this investment and acknowledges that he is able to bear the loss of his entire investment.

f.	The undersigned has such knowledge and experience in business and financial matters that he is capable of evaluating the Company and the activities thereof and the risks and merits of investment in the Units and of making an informed investment decision thereon.

g.	The undersigned acknowledges that neither the Company nor any person acting on behalf of the Company offered to sell him the Units by means of any form of general/public solicitation or advertising, such as media advertising, or at any seminar or meeting where the attendees were invited by any form of general/public solicitation or advertising.

h.	The undersigned has not distributed the Information to anyone, and he has not made any copies thereof.

i.	Accredited Investor Status. The undersigned is an “Accredited Investor,” as that term is defined in Regulation D (“Regulation D”) promulgated under the Securities Act because the undersigned satisfies one or more of the criterion set forth on Exhibit A attached hereto.

7.	Agreement to be Bound by Terms and Conditions. The undersigned hereby adopts, accepts and agrees to be bound by all of the terms and conditions of the offering set forth in the Information.

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8.	Agreement to Indemnify Company. The undersigned hereby agrees to indemnify and hold harmless the Company and its affiliates from any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur (i) by reason of any breach by the undersigned of any of the representations, warranties or agreements contained herein, (ii) with respect to any and all claims made by or involving any person, other than the undersigned personally, claiming any interest, right, title, power or authority in respect of the Units purchased hereunder. The undersigned further agrees and acknowledges that the foregoing provisions shall survive any sale or transfer, or attempted sale or transfer, of any of the undersigned’s Units not in accordance with this Agreement or the Company’s Operating Agreement and survive the undersigned’s death or dissolution.

9.	Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and any attempt to do so shall be null and void.

10.	Revocation. The undersigned acknowledges and agrees that his subscription for the Units, made by the execution and delivery of this Agreement, is irrevocable and that such subscription shall survive the death or disability of the undersigned, except as provided herein.

11.	Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered, mailed, postage prepaid, or electronically sent as follows: if to the undersigned, at the address set forth next to the undersigned’s signature, and if to the Company, to ADial Pharmaceuticals, LLC, c/o William Stilley, 204 East High Street, Charlottesville, VA 22902. Each party may change its address by written notice to the other party.

12.	Conversion of the Company to a Corporation/ Merger of the Company with a Corporation. The Company may choose to be converted to or merged into a corporation through one transaction or a series of transactions (a “Conversion”) and the Units may or may not be converted into shares of stock or other securities at such ratio as approved in the Conversion Approval (as hereinafter defined). A Conversion may be effected if approved by (i) Members holding two thirds (2/3) of Units, in aggregate, (ii) Members holding a majority of each class of Units, and (iii) Members holding a majority of Profits Interest Units (together, a “Conversion Approval”). By executing this Agreement, the undersigned hereby consents to the Conversion, approves of an amendment to the Operating Agreement to effectuate a Conversion and agrees to execute documents to effectuate any such Conversion. In addition, the undersigned hereby irrevocably grants the Board of Directors of the Company a proxy to vote all Units as required by statute or otherwise to effect the Conversion.

13.	Market Stand Off. The undersigned shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of any securities held by the undersigned (other than those included in the registration) of any Entity (as defined below) during the one hundred eighty (180) day period following the effective date of the registration statement for the Entity’s initial public offering filed under the Securities Act (or such other period as may be requested by the Entity or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Entity may impose stop-transfer instructions and may stamp each certificate with a legend with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The undersigned further agrees to execute a market stand-off agreement with the relevant underwriters in customary form consistent with the provisions of this Section. For the purposes of this Section, the terms “Entity” shall mean the Company, any successor thereto, any entity into which the Company may convert or otherwise reorganize into, any entity engaged in a merger with the Company (whether in a series of mergers or one merger and whether the Company is the survivor in a merger or becomes a subsidiary of an entity engaged in the merger) or any entity which acquires substantially all of the Company’s assets.

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14.	Miscellaneous.

a.	Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.

b.	This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

c.	This Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the parties hereto.

d.	The representations, warranties and agreements contained herein shall survive the delivery and payment for the Units.

The remainder of this page is intentionally left blank.

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15.	Price and Aggregate Subscription Amount. The undersigned hereby subscribes to the amount and at the price indicated below:

“Per Unit Purchase Price”	$1.06
“Aggregate Subscription Amount”:	$__________________

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement effective this ______ day of ______________, 2017.

Subscriber Name (as it is to appear in the company records):	Co-Member Name (if applicable):

Signed:	Signed:
Print:	Print:
Title (if required):	Title (if required):

Fed. Tax ID/Social Security Number	Fed. Tax ID/Social Security Number

Address:	Address:

Email Address:	Email Address:

ACCEPTANCE BY COMPANY

(To be completed by the Company)

Approved and accepted in accordance with the terms and conditions of the Subscription Agreement set forth above.

Aggregate Subscription Amount Accepted: $ _____________________________

Number of Class B Units Subscribed: __________________________________

ADIAL PHARMACEUTICALS, L.L.C.

By:		Date:	__________, 2017
William B. Stilley
CEO

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EXHIBIT A

Accredited Investor Status. The undersigned is an “Accredited Investor,” as that term is defined in Regulation D (“Regulation D”) promulgated under the Securities Act because (one or more must apply):

1.	The undersigned is a bank, or any savings and loan association or other institution whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company; any investment company registered under the Investment Company Act of 1940 or a business development company; any Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

2.	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3.	The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units subscribed for hereby, with total assets in excess of $5,000,000;

4.	The undersigned is a director, executive officer, or general partner of the Company, or a director, executive officer, or general partner of a general partner of the Company;

5.	The undersigned is a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of his or her purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person;

6.	The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.	The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units subscribed for hereby, whose purchase is directed by a sophisticated person as described in Regulation D; or

8.	The undersigned is an entity in which all of the equity owners are accredited investors.

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ADIAL PHARMACEUTICALS, L.L.C.

MEMBER SIGNATURE PAGE

In consideration for the sale of LLC Units in ADial Pharmaceuticals, L.L.C., a Virginia limited liability company (the “LLC”), by the LLC to the undersigned, the undersigned hereby approves and consents to, and agrees to be bound by, the terms of that certain Second Amended and Restated Operating Agreement of the ADial Pharmaceuticals, L.L.C. effective February 3, 2014, as may be amended and/or restated from time to time (the “Operating Agreement”) and concurrently herewith enters into the Operating Agreement with all existing members of the LLC by executing and delivering to the LLC this Member Signature Page.

Upon the undersigned’s execution and delivery of this Member Signature Page, the undersigned’s delivery of all monies and/or other items required by management of the LLC, and acceptance of this Member Signature Page by the LLC, the undersigned shall become a Member of the LLC.

If the undersigned is purchasing LLC Units jointly with another, all such joint owners must execute this Member Signature Page.

Effective Date: ________________, 2017.

Member Name:	Co-Member Name (if applicable):

Signed:	Signed:
Print:	Print:
Title (if required):	Title (if required):

Fed. Tax ID/Social Security Number	Fed. Tax ID/Social Security Number

Address:	Address:

Email Address:	Email Address:

Accepted on behalf of ADial Pharmaceuticals, L.L.C.

By:
William B. Stilley
CEO

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